SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 21, 2003

Date of Earliest Event Reported: May 21, 2003

MILLENNIUM CHEMICALS INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12091	22-3436215
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

230 Half Mile Road Red Bank, New Jersey 07701
(Address of principal executive offices)

Registrant's telephone number, including area code: (732) 933-5000

(Former Name or Former Address, if Changed Since Last Report)

Item 7.	Financial Statements and Exhibits
Exhibit	Description
99.1	Investor Presentation made by William M. Landuyt, Chairman and Chief Executive Officer on May 21, 2003 at the Goldman Sachs Eleventh Annual Cyclicals and Specialty Materials Forum

Item 9.	Regulation FD Disclosure

On May 21, 2003, William M. Landuyt, Chairman and Chief Executive Officer of the registrant made the investor presentation furnished in Exhibit 99.1 as part of its participation in the Goldman Sachs Eleventh Annual Cyclicals and Specialty Materials Forum. The foregoing shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. Exhibit 99.1 contains certain “non-GAAP financial measures.” The reasons for using non-GAAP financial measures are explained on page 3 and 4 of our Annual Report on Form 10-K for the year ended December 31, 2002.

This presentation is being furnished pursuant to Item 9 and Item 12.

Exhibit	Description
99.1	Investor Presentation made May 21, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Dated: May 21, 2003

MILLENNIUM CHEMICALS INC.
By: /s/ C. William Carmean
C. William Carmean
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit 99.1	Description Investor Presentation made May 21, 2003